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                                                                   EXHIBIT 10-11

                    ROCHESTER GAS AND ELECTRIC CORPORATION

                       1996 PERFORMANCE STOCK OPTION PLAN


                                   ARTICLE I

                                    GENERAL
                                    -------

   1.1 Purpose
       -------

   The purpose of this 1996 Performance Stock Option Plan (the "Plan") is to
                                                                ----
expand and improve the profitability of Rochester Gas and Electric Corporation (the "Company") by providing to certain key employees of the Company options to
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purchase shares of the Company's common stock, par value $5 per share (the
"Common Stock").  These options are intended to encourage superior performance
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among management of the Company in the face of increasing competition in the electric and gas industries by providing eligible employees with a greater stake in the Company's continued success and thereby aligning their interests with those of the Company's stockholders.

   1.2. Definitions
        -----------

   Unless otherwise defined herein, the terms set forth below shall have the meanings which follow:

   (a) "Award" shall mean an Option granted to a Participant.
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   (b) "Award Agreement" shall mean a written agreement (including any amendment
        ---------------
or supplement thereto) between the Company and a Participant which specifies the terms and conditions of an Award granted to such Participant.

   (c) "Board" shall mean the Board of Directors of the Company.
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   (d) "Business Combination" shall mean any reorganization, merger or
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consolidation or assets of the Company.

   (e) "Change in Control" shall mean the occurrence of any one or more of the
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following events:

        (i) the acquisition (other than from the Company) by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act but excluding for this purpose the Company or any employee benefit plan of the Company which acquires beneficial ownership of voting securities of the Company) of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either the then outstanding shares of Common Stock

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     or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

        (ii) individuals who, immediately prior to the effectiveness of any Business Combination, constitute the Board (and for purposes of the clause
     (ii), the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any person becoming a member of the Board subsequent to any Business Combination whose election or nomination for election by the Company's stockholders (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered a member of the Incumbent Board;

        (iii) approval by the stockholders of the Company of a Business Combination, with respect to which persons who were the stockholders of the Company immediately prior to such Business Combination do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding voting securities, or a liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company; or

        (iv) any other event or series of events which is determined by a majority of the Incumbent Board to constitute a Change of Control for the purposes of the Plan.

   (f) "Change in Control Price" shall mean the highest price per share paid or
        -----------------------
offered in any bona fide transaction related to a Change in Control, as determined by the Committee.

   (g) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended
        ----
from time to time, and the rules and regulations promulgated thereunder.

   (h) "Committee" shall mean the Committee on Management, or such other
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committee of the Board, which shall be designated by the Board to administer the
Plan.

   (i) "Disability" means a termination of employment by reason of the
        ----------
Participant's becoming permanently and totally disabled. A Participant shall be deemed to have become permanently and totally disabled for purposes of the Plan if (and only if) he or she has become permanently and totally disabled under the long-term disability plan sponsored by the Company.

   (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
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amended.
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   (k) "Exercise Price" shall mean the price for which a Participant may
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exercise his/her Option to purchase a stated number of shares of Common Stock pursuant to Section 4.5 of the Plan.

   (l) "Fair Market Value" shall mean with respect to any given day, the average
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of  the highest and lowest reported sales prices on the principal national stock exchange on which the Common Stock is traded, or if such exchange was closed on such day or, if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

   (m) "Option" means an option to purchase a stated number of shares of Common
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Stock subject to such terms and conditions as are set forth in an Agreement and this Plan.

   (n) "Participant" means any key employee selected by the Committee who has an
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outstanding Award granted under the Plan.

   1.3 Eligibility for Participation
       -----------------------------

   Participants shall be selected by the Committee from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee shall give consideration to the functions and responsibilities of the individual, past and potential contributions to profitability and sound growth, the value of his or her services to the Company, and any other factors deemed relevant by the Committee. Any such determination by the Committee need not be uniform and may be made by the Committee selectively among persons who are eligible to receive Awards, whether or not such persons are similarly situated.

   1.4 Effective Date and Term of Plan
       -------------------------------

   (a) The Plan shall become effective on January 1, 1997 and the Committee may, in its discretion, make Awards to eligible employees as of that date, subject, however, to the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company present in person or by proxy and entitled to vote at the 1997 annual meeting of the stockholders of the Company.

   (b) No Awards shall be made under the Plan after the last day of the Company's 2006 fiscal year; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
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                                  ARTICLE II

                           ADMINISTRATION OF THE PLAN
                           --------------------------

   2.1 The Committee.  The Plan shall be administered by the Committee, as
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constituted from time to time.  The Committee shall consist of not less than two
(2) members of the Board (each a "Director").  The members of the Committee
                                  --------
shall be appointed from time to time by the Board, and shall serve in the sole discretion of the Board. The Committee shall be comprised solely of Directors who are: (a) "disinterested persons" within the meaning of Rule 16b-3 of the Exchange Act, and (b) "outside directors" under Section 162(m) of the Code.

   2.2 Authority of the Committee.   The Committee shall have the authority, in
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its sole discretion and from time to time:  (i) to designate the executives or class of key employees eligible to participate in the Plan; (ii) to grant Awards provided in the Plan in such form and amount as the Committee shall determine;
(iii) to impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; and (iv) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

   2.3 Delegation by the Committee.  The Committee, in its sole discretion and
       ---------------------------
on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3 of the Exchange Act.

   2.4 Decisions Binding.  All determinations and decisions made by the
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Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award.


                                  ARTICLE III

                           SHARES SUBJECT TO THE PLAN
                           --------------------------


   3.1 Number of Shares.  Shares of Common Stock which may be issued under the
       ----------------
Plan shall be authorized and unissued or treasury shares of Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall be 2,000,000.
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                                      -5-

   3.2 Lapsed Awards.  If an Award (or portion thereof) is cancelled,
       -------------
terminates, expires, or lapses for any reason, any Shares subject to such Award shall again be available to be the subject of an Award.

   3.3 Adjustments in Awards and Authorized Shares.  In the event of any merger,
       --------------------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, distribution or other change in the corporate structure of the Company affecting the Common Stock, the Committee shall adjust the number and class of securities which may be delivered under the Plan, the number, class, and price of the securities subject to outstanding Awards, the price set forth in Section 4.3 and the numerical limit of Section 3.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of Awards.


                                   ARTICLE IV

                                    OPTIONS
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   4.1 Grant of Options.  Subject to the terms and conditions of the Plan,
       ----------------
Options may be granted to executives and other key employees at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any calendar year, no Participant shall be granted Options covering more than 200,000 shares of Common Stock. The date an Option is granted shall mean the date selected by the Committee as of which date the Committee allots a specific number of shares of Common Stock to a Participant pursuant to the Plan.

   4.2 Award Agreement.  Each Option shall be evidenced by an Award Agreement.
       ---------------
The Award Agreement shall specify the Exercise Price, the expiration date of the Option, the number of shares of Common Stock to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

   4.3 Exercise Price.  The purchase price per share of Common Stock deliverable
       --------------
upon the exercise of an Option shall be not less than the Fair Market Value of a share of Common Stock on the date the Option is granted, as determined by the Committee in accordance with this Plan.

   4.4 Term of Option.  Options granted under the Plan shall be exercisable
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during such period or periods as the Committee shall determine; provided, however, no Option shall be exercisable more than ten (10) years after the date of grant thereof.
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   4.5 Exercisability of Options.  Subject to Section 4.7, the Options shall
       -------------------------
become exercisable and vest upon such terms as the Committee shall establish, including but not limited to vesting based on the Company's publicly traded stock price, the passage of time or such other events as the Committee may determine. The Committee may establish installment exercise terms such that the Options become fully exercisable in a series of cumulating portions. The Committee may also establish other conditions of exercise as it shall determine.

   4.6 Manner of Payment Upon Exercise of Option.  An Option, or portion
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thereof, shall be exercised by delivery of a written notice of exercise to the
Company and payment of the full price of the shares of Common Stock being exercised. Payment may be made: (i) in cash or by check, bank draft or money order payable to the order of the Company, or (ii) through the delivery of shares of Common Stock with a value equal to the Option Price; provided that the use by a Participant of previously acquired shares shall be subject to the approval of the Committee, or (iii) by a combination of both (i) and (ii) above. Shares of the Company's Common Stock shall be applied to the full option price at their Fair Market Value as of the close of business on the day of exercise. The Committee shall determine acceptable methods for tendering Common Stock upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as are necessary to comply with applicable laws and regulations or as it otherwise deems appropriate. No fractional shares may be tendered or accepted in payment of the option price.
As soon as practicable after receipt of payment of the full option price, the Company will deliver to the Participant a certificate or certificates for the shares of Common Stock acquired by the exercise. A Participant shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or transferred to the Participant.

   4.7 Special Rules of Exercise.  Except as provided in this Section 4.7 or as
       -------------------------
otherwise determined by the Committee, all outstanding Options, or any portion thereof, granted under the Plan shall terminate upon the termination of the Participant's employment.

   (a) Death.  Upon the death of the Participant, any Option to the extent
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exercisable on the date of death may be exercised by the Participant's estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining effective term of the Option and one year after the Participant's death. The provisions of this Section 4.7(a) shall apply notwithstanding the fact that the Participant's employment may have terminated prior to death in accordance with Section 4.7(b) or 4.7(c), but only to the extent of any rights exercisable on the date of death.

   (b) Retirement.  If a Participant retires in accordance with the Company's
       ----------
formal plan of retirement at or after age 65, or, in the sole discretion of the Committee, prior to age 65, the Participant (or if such Participant shall have died, the Participant's estate or any person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant) shall have the right to exercise any Option, or any portion thereof, to the extent
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                                      -7-

exercisable on the date of retirement,  within three (3) months (or up to three
(3) years in the discretion of the Committee) following the date of the Participant's retirement, provided that such exercise occurs within the remaining effective term of the Option. The Committee may, in its sole discretion, extend the period for vesting beyond retirement for up to three (3) years.

   (c) Disability.  If a Participant's employment by the Company shall terminate
       ----------
as a result of the Participant's Disability, the Participant (or if such Participant shall have died, the Participant's estate or any person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant) shall have the right to exercise any Option, or any portion thereof, to the extent exercisable on the date the Participant's Disability arose, within three (3) months (or up to one (1) year in the discretion of the Committee) following the date the Participant's Disability arose, provided that such exercise occurs within the remaining effective term of the Option.

   (d) Change in Control.  If a Change of Control occurs prior to termination of
       -----------------
the Participant's employment by the Company, the right to purchase 100% of the Common Stock subject to such Option shall vest on the date that the Change of Control occurs and shall remain exercisable for ninety (90)days following such occurrence.

   4.8 Restrictions on Share Transferability.  The Committee may impose such
       -------------------------------------
restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option as needed to comply with applicable federal securities laws, the requirements of any national securities exchange or any system upon which the Common Stock is then listed or traded, or any blue sky or state securities laws.

   4.9 Dividend Equivalent Rights.  In connection with any Award, the Committee
       --------------------------
may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to the Participant a dividend equivalent right ("DER") with respect to each share of Common Stock purchasable upon exercise of the Option. A Participant who has been granted DERs shall be entitled to a cash payment upon exercise of an Option, or any portion thereof, equal to the quarterly dividend payment, if any, per share of Common Stock paid by the Company to its shareholders from the date the Option was granted to the date of exercise. At the Participant's election, any payment to be made with respect to DERs vesting upon the exercise of the Participant's Option shall be offset against the purchase price of the shares of Common Stock to be purchased pursuant to exercise of the Option. Upon expiration of any Option, all related DERs shall terminate and in no event shall the Participant be entitled to any payment with respect thereto.
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                                      -8-

                                   ARTICLE V

                       AMENDMENT OF PLAN; TAX WITHHOLDING
                       ----------------------------------

   5.1 Amendment of the Plan.  The Committee may at any time and from time to
       ---------------------
time in its sole discretion terminate, modify or amend the Plan, or any part hereof, for any reason; provided, however: (i) the Plan shall not be amended or modified without shareholder approval if and to the extent shareholder approval is required to maintain the Plan's qualification under Rule 16b-3 of the Exchange Act and/or Section 162(m) of the Code; and (ii) the termination, modification or amendment of the Plan shall not, without the consent of a Participant, alter or impair any rights or obligations under any Award previously granted to such Participant.

   5.2 Withholding Taxes.
       -----------------

   (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

   (b) Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements.

   (c) A Participant may satisfy, totally or in part, his or her obligations pursuant to paragraph (a) above by electing to have shares withheld, to redeliver shares acquired under an Award, or to deliver previously owned shares having a Fair Market Value equal to the amount required to be withheld, provided that the election is made in writing on or prior to the date of exercise of the Option. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the shares of Common Stock to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.


                                   ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

   6.1 Legal Considerations.  The Company shall not be required to issue shares
       --------------------
of Common Stock under the Plan until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, including, if necessary, appropriate written representations from Participants. Nothing contained herein shall prevent the Company from
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                                      -9-

establishing other incentive and benefit plans in which Participants in the Plan may also participate.

   6.2 Right to Terminate Employment.  Nothing in the Plan or in any Agreement
       -----------------------------
entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such Participant.

   6.3 Nontransferability of Awards.  No Award granted under the Plan may be
       ----------------------------
sold, transferred, pledged, assigned or otherwise hypothecated or alienated except by will or the laws of descent and distribution. During the life of a Participant, Awards may be exercised only by such person or by such person's legal representative.

   6.4 No Warranty of Tax Effect.  Except as may be contained in any Agreement,
       -------------------------
no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any Awards.

   6.5 Construction of Plan.  The validity, construction, interpretation,
       --------------------
administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of New York.



Approved by the Committee on Management of the Board of Directors August 21, 1996

Approved by the Board of Directors August 21, 1996